UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 28, 2005

(Date of earliest event reported)

Inland Retail Real Estate Trust, Inc.

(Exact name of registrant as specified in the charter)

Maryland	000-30413	6-42466553
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 -                                    Registrant’s Business and Operations

Item 1.01                                             Entry into a Material Definitive Agreement.

Effective September 19, 2005, Inland Retail Real Estate Trust, Inc. (the “Company”) hired Robert J. Walner as its Senior Vice President, General Counsel and Corporate Secretary pursuant to an agreement which is described more fully in Item 5.02 below, which description is incorporated into this Item 1.01 in its entirety.  The employment agreement is attached to this Form 8-K as Exhibit 99.1 and is incorporated into this filing in its entirety.

As part of the employment arrangement with Mr. Walner, the Company also entered into an indemnification agreement with him, which agreement is described more fully in Item 5.02 below, which description is incorporated into this Item 1.01 in its entirety.  The indemnification agreement is attached to this Form 8-K as Exhibit 99.2 and is incorporated into this filing in its entirety.

Section 5 -                                      Corporate Governance and Management

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective September 19, 2005, the Company hired Robert J. Walner as its Senior Vice President, General Counsel and Corporate Secretary.

Mr. Walner, who is 58 years old, previously was Of Counsel at the law firm Pircher, Nichols & Meeks (from September 2003 to September 2005).  Among other things, he was formerly Executive Vice President/Chief Administrative and Legal Officer and Corporate Secretary of Grubb & Ellis Company (NYSE) (from January 1994 to July 2003) and was Senior Vice President, General Counsel and Corporate Secretary of Balcor/American Express, Inc. prior to his time at Grubb & Ellis Company. He also served as a litigation attorney for the United States Securities and Exchange Commission.

Mr. Walner is designated as a Specialist in Real Estate Investment (SRI); a Specialist in Real Estate Securities (SRS); and a Counselor of Real Estate (CRE).  He is a member of the NASD Board of Arbitrators as well as the New York Stock Exchange (NYSE) and CRE Board of Arbitrators and Mediators.  He is a court certified mediator for major civil cases for the Circuit Court of Cook County, Illinois.

He has received a BA from the University of Illinois, a JD from DePaul University and an MBA, with distinction, from the Kellog School of Management, Northwestern University.

The Company has an employment agreement with Mr. Walner under which he agrees to serve as the Company’s Senior Vice President, General Counsel and Corporate Secretary until December 31, 2007,  unless the agreement is terminated earlier by either party.  Mr. Walner will devote all of his business time and efforts to the Company in exchange for a base annual salary of $265,000 until August 31, 2006 and at a base salary of $285,000 from September 1, 2006 until the agreement expires.  Mr. Walner was also granted options to acquire 25,000 shares of common stock.  In the event Mr. Walner’s employment terminates at December 31, 2007, Mr. Walner will be entitled to a severance payment of $200,000, any unvested long term restricted stock grants shall vest and any rights with respect to any stock options shall be determined in accordance with the plan under which the stock options were granted and any applicable grant agreements.

Further, the employment agreement provides that Mr. Walner will also be eligible to earn an annual incentive bonus for each year based on the Company’s performance and Mr. Walner’s personal performance.  Mr. Walner’s annual incentive bonus opportunity shall range from 5% to 20% of base salary, 50% of which shall be based on how the growth rate of the Company’s funds from operations (“FFO”) compares to the median growth rate of FFO for the retail property sector as published by the National Association of Real Estate Investment Trusts (“NAREIT”).  The remaining 50% shall be at the

Company’s discretion.  Mr. Walner will also be eligible to receive grants of long-term restricted stock in accordance with the Inland Retail Real Estate Trust 2005 Equity Award Plan.  Such grants shall be based upon how the Company’s FFO compares to the median growth rate of FFO for the retail sector as reported by NAREIT and his individual performance.  Such grants, if any, could range from 10% to 20% of base salary, 50% of which shall be based upon how the growth rate of the Company’s FFO compares to the median growth rate of FFO for the retail property sector as published by the NAREIT.  He is also eligible to receive the other employee benefits that are available to senior executives of the Company.

In the event Mr. Walner dies or becomes disabled, he will be entitled to payment of any accrued base salary, accrued vacation amount or accrued bonus amount (each as defined in the employment agreement) and to benefits in accordance with the terms of applicable benefit plans, and all unvested long term restricted stock grants shall immediately vest.

In the event Mr. Walner terminates his employment with “good reason” (as defined in the employment agreement or is terminated without “cause” (as defined in the employment agreement), and if Mr. Walner signs a release in the form attached to his employment agreement, Mr. Walner will be entitled to payment of any accrued base salary, accrued vacation amount or accrued bonus amount and to benefits in accordance with the terms of applicable benefit plans.  Mr. Walner will also be entitled to payment equal to the sum of (i) one year’s base salary plus (ii) the threshold bonus amount (as defined in the employment agreement plus (iii) the current value of the number of shares equal to the threshold stock grant (as defined in the employment agreement), payable in a lump sum, and the vesting of any unvested long term restricted stock grants shall be suspended and shall vest on the second anniversary of such termination so long as there has been no prior violation by Mr. Walner of the non-compete and similar provisions in the employment agreement.  In the event such a termination occurs within the period beginning 60 days before and ending one year after a change in control (as defined in the employment agreement), and if Mr. Walner signs a release in the form attached to his employment agreement, Mr. Walner will be entitled to the same benefits described above, except that he will be entitled to two times his base salary (rather than one year’s base salary), and Mr. Walner will also be entitled to be reimbursed by the Company for his COBRA premiums (if any) for the lesser of (i) the period of such COBRA coverage or (ii) twelve months.  The agreement provides for certain other benefits if Mr. Walner’s employment is terminated other than for “Good Reason” (as defined in the Agreement), death or disability or in the event of a change in control.

The employment agreement also contains confidentiality, non-solicitation and non-compete restrictions.

As part of the employment arrangement with Mr. Walner, the Company also entered into an indemnification agreement with him pursuant to which the Company agrees to indemnify him in accordance with the provisions contained in the Company’s charter and bylaws and the additional provisions contained in the indemnification agreement, which provide indemnification rights to Mr. Walner, his spouse and his children to the maximum extent permitted by the Maryland General Corporation Law.

Section 9.01 -	Financial Statements and Exhibits

Item 9.01(c)	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Employment Agreement between the Company and Robert J. Walner, effective as of September 19, 2005

99.2	Indemnification Agreement between the Company and Robert J. Walner, effective as of September 19, 2005

99.3	Press Release, dated September 28, 2005, announcing hiring of Robert J. Walner

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RETAIL REAL ESTATE TRUST, INC.

By:	/s/ Barry L. Lazarus
Name:	Barry L. Lazarus
Title:	Chief Executive Officer and President
Date:	September 28, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Employment Agreement between the Company and Robert J. Walner, effective as of September 19, 2005

99.2	Indemnification Agreement between the Company and Robert J. Walner, effective as of September 19, 2005

99.3	Press Release, dated September 28, 2005, announcing hiring of Robert J. Walner